UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2026

INOTIV, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE,INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (765) 463-4527
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NOTV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 7, 2026, the United States District Court for the Northern District of Indiana (the “Court”) issued an order (the “Preliminary Approval Order”) providing for preliminary approval of the proposed settlement of the consolidated derivative action pending in the United States District Court for the Northern District of Indiana, captioned In re Inotiv Stockholder Derivative Litigation, Case No. 4:22-cv-64-PPS-AZ, and the consolidated derivative litigation pending in the State of Indiana Tippecanoe County Circuit Court, captioned Whitfield v. Gregory C. Davis, et al., Case No. 79C01-2304-PL-000048 (Tippecanoe Circuit Court) (together, the “Derivative Actions” and the proposed settlement, the “Proposed Derivative Settlement”). Inotiv, Inc. (the “Company”) is named as a nominal defendant in the Derivative Actions.

The terms of the Proposed Derivative Settlement are set forth in a Stipulation of Settlement, dated December 18, 2025 (the “Stipulation”), attached hereto as Exhibit 99.1 and incorporated by reference herein. Pursuant to the Preliminary Approval Order, the Company is publishing the Notice of Proposed Derivative Settlement, which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The Court has scheduled the final approval hearing in respect of the Proposed Derivative Settlement for March 18, 2026 at 9:00 a.m. Subject to final approval of the Proposed Derivative Settlement by the Court, the Stipulation will fully resolve the Derivative Actions, including all claims against the individual defendants and the Company as a nominal defendant. The Proposed Derivative Settlement includes the institution and maintenance of certain corporate governance measures by the Company, as well as a payment for the benefit of the Company, funded by available insurance, in an amount of $2,490,000, which the Company will use as part of a payment to the members of the putative class in connection with the proposed settlement of a securities class action lawsuit against the Company. Plaintiffs in the Derivative Actions will, in addition, seek attorneys’ fees in an amount not to exceed $2,250,000, subject to court approval. The Company expects any award of attorneys’ fees to be fully funded by available insurance. The Stipulation contains no admission of liability by the defendants or the Company.

For additional information about the proposed settlement, stockholders may review the Stipulation attached hereto as Exhibit 99.1 and as posted on the Company’s investor relations website. The foregoing summary description of the Stipulation is qualified in its entirety by the full text of such document.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Stipulation of Settlement
99.2	Notice of Proposed Derivative Settlement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOTIV, INC.

Date:	January 16, 2026	By:	/s/ Beth A. Taylor
Chief Financial Officer,
Executive Vice President